UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 03/30/2007
MAXICARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-12024

DE	95-3615709

(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)
14241 East Firestone Boulevard
La Mirada California 90638
(Address of principal executive offices, including zip code)
562 293-4064
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report
Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Effective on March 30, 2007, Joseph W. White resigned as the Company’s Chief Financial Officer and as a Director. Also effective as of March 30, 2007, Patricia A. Fitzpatrick resigned as the Company’s Treasurer and John Gutfreund resigned as a Director. The Company has not appointed any successors to such positions as it has discontinued its operations and has exhausted its financial resources.
Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXICARE HEALTH PLANS, INC.
Date: March 30, 2007	By:	/s/ Paul R. Dupee, Jr.
Paul R. Dupee, Jr.
Chief Executive Officer and President